As filed with the Securities and Exchange Commission on December 4, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2020

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	September 30, 2020	3

President’s Letter	(Unaudited) September 30, 2020

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report for the six-month period ended September 30, 2020. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2020

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2020

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended September 30, 2020, the non-Agency residential mortgage-backed securities (RMBS) sector regained ground from unprecedented levels of market stress in March. Credit spreads were significantly tighter for non-Agency RMBS in the six-month period. The sector benefitted from positive delinquency roll rates, robust strength in the housing market and lower-than-expected mortgage forbearance rates. The positive performance was partly due to Congress passing the Coronavirus Aid, Relief, and Economic Security (CARES) Act and indirect assistance from the Federal Reserve’s Term Asset-Backed Securities Loan Facility. The new-issue market closed for several weeks in late March into April but still managed to issue approximately $35 billion in volume, compared to $48 billion during the same period one year ago. The composition of new issue was diverse, comprising non-qualified mortgages, prime jumbo, single-family rentals and nonperforming/reperforming loans. The overall housing market was remarkably robust during the economic downturn. Despite elevated levels of unemployment, record low interest rates combined with a diminishing inventory of available homes for sale bolstered home prices. Since the start of the year, less densely populated and suburban areas experienced faster acceleration of home price appreciation than densely populated metro areas.

•	Commercial Mortgage-Backed Securities (CMBS)

For the six-month period ended September 30, 2020, commercial mortgage-backed securities (CMBS) spreads moved tighter alongside broader credit and equity indexes, largely benefiting from the Federal Reserve’s accommodative approach to broader market volatility associated with reactions to COVID-19. New issuance of $20.3 billion in CMBS priced, compared to $50 billion in the same period a year ago. 2020 issuance picked up in July through September after coming to a halt in March as governments and the market reacted to COVID-19. Only one deal priced from mid-March through the end of April. However, as investors and issuers became more comfortable with the macro environment, an increasing number of deals took place comprising loans issued after the start of quarantine measures in April. September saw eight deals come to market, and more than $6 billion was slated to price in October. The street was projecting 2020 new issuance to increase to more than $60 billion. For the six-month period, secondary spreads on 10-year AAA last cash flows tightened by 101 basis points (bps) and bonds rated BBB- tightened by 535 bps. While the rally since March in risk assets was resilient despite broader economic headwinds, most paper did not mark full spread retracement.

The Trepp CMBS Delinquency Rate for U.S. commercial real estate loans fell for three consecutive months after experiencing two huge jumps in May and June. The percentage of loans that were delinquent 30 days or longer sat at 8.92% across all property types at the end of September, about 688 bps higher than the low seen in February but 140 bps lower than the June high. However, we would note that this is backward looking, and we would presume the delinquency rate could increase due to the percentage of loans in special servicing steadily rising to 10.48% by the end of September.

The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 5.73% for the six-month period ended September 30, 2020, outperforming the broader Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The RCA Commercial Property Price Index decreased 0.15% on the national level for the six-month period ended August 31, 2020, compared to an increase of 1.77% over the previous six-month period.

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended September 30, 2020, the collateralized loan obligation (CLO) market marked $43.1 billion in new issuance via 105 transactions. While primary issuance had a slow start due to poor arbitrage and broader market uncertainty, issuance gradually recovered and ended September with 26 transactions pricing for $11.5 billion. The last monthly print over $11.5 billion occurred in April 2019. While refinancing (refi) activity was also muted at the beginning of the six-month period, it reemerged in August by way of fixed-rate tranche refi and repricing transactions. Secondary trading volumes surged over the six-month period per Trade Reporting and Compliance Engine (TRACE) data, with 2020 setting a record in mid-July for annual secondary volume. While CLO fundamentals initially declined in the six-month period, they improved as ratings agencies slowed the pace of negative rating actions and managers worked to trim tail risk. However, defaults increased, with the last 12-month U.S. leveraged loan default rate by principal amount ending at 4.2%, more than double its starting level. CLO market-based metrics, including net asset value and market value overcollateralization, rallied on the heels of the S&P/LSTA Leveraged Loan Index, which gained 12.47% over the six-month period. Spreads across the capital structure tightened considerably as they recovered from the peak wides experienced in late March. The J.P. Morgan CLO Total Return Level Index gained 9.61% over the six-month period, tilting the year-to-date total return into the black at 0.94%.

Semi-Annual Report	September 30, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2020

•	Asset-Backed Securities (ABS)

For the six-month period ended September 30, 2020, asset-backed securities (ABS) total returns were firmly in positive territory, as measured by the Bloomberg Barclays US ABS Index, which returned 4.36%. The performance was driven by improving liquidity conditions and a steady flow of monetary and fiscal stimulus from Washington, D.C. Given the steep sell-off in March, spreads on most ABS sectors had substantial room to tighten on a relative value basis during the early months of this performance period. That tightening, coupled with improving consumer credit metrics, lead to material spread tightening and upward price migration for the asset class. Gross ABS issuance for the six-month period totaled roughly $100 billion, marking a slight decline relative to prior six-month periods but still representing significant capital market activity after the severe volatility that took place in April and June.

6	DoubleLine Selective Credit Fund

Management Discussion of Fund Performance	(Unaudited) September 30, 2020

Management Discussion of Fund Performance:

For the six-month period ended September 30, 2020, the DoubleLine Selective Credit Fund outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 3.53%. The period was generally characterized by improving liquidity conditions and tightening credit spreads in financial markets. Fiscal and monetary stimulus measures in response to the pandemic largely drove the change in conditions. The largest contributor to the Fund’s outperformance was the non-Agency residential mortgage-backed securities sector, the largest allocation in the Fund. These assets, which were hard hit by the onset of the pandemic, experienced a strong recovery in the summer as housing data improved. Commercial mortgage-backed securities, asset-backed securities and collateralized loan obligations also generated positive returns. No sector detracted from performance.

6-Month Period Ended 9-30-20	6-months (Not Annualized)

I-share (DBSCX)	11.56%

Bloomberg Barclays US Aggregate Bond Index	3.53%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Additional principal risks for the Fund can be found in the private placement memorandum. The outbreak of COVID-19 has affected the worldwide economy, including the U.S. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Index—This index measures the performance of investment grade CMBS. The index includes only CMBS that are eligible under the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including that the certificates be in one of the three highest rating categories by Fitch, Moody’s or S&P.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) (ERISA Only) Total Return Index—This index tracks the Barclays Capital U.S. CMBS (ERISA Only) Index on a total return basis.

Basis Point—A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Bloomberg Barclays US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment-grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg Barclays US Aggregate Bond Index. The ABS index has three subsectors: credit and credit cards, autos and utility.

Duration—A measure of the sensitivity of the price of a fixed income investment to a change in interest rates, expressed as a number of years.

J.P. Morgan Collateralized Loan Obligation Index (CLOIE)—This index a market value-weighted index consisting of U.S. dollar-denominated collateralized loan obligations (CLOs).

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Semi-Annual Report	September 30, 2020	7

Management Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2020

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Term Asset-Backed Securities Loan Facility (TALF)—Program created by the U.S. Federal Reserve in November 2008 to boost consumer spending in order to help jumpstart the economy. TALF did this by issuing loans to banks using asset-backed securities (ABS) as collateral. A new version of the program, TALF 2.0, was started in 2020 to purchase ABS during the economic disruption of the COVID-19 crisis.

Trade Reporting and Compliance Engine (TRACE)—Financial Industry Regulatory Authority (FINRA)-developed vehicle that facilitates the mandatory reporting of over-the-counter secondary market transactions in eligible fixed-income securities.

Trepp CMBS Delinquency Rate—Report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Selective Credit Fund

Standardized Performance Summary	(Unaudited) September 30, 2020

DBSCX
DoubleLine Selective Credit Fund Returns as of September 30, 2020	6-Months (Not Annualized)	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 9-30-20)

I-share (DBSCX)	11.56%	0.22%	3.16%	4.64%	4.89%

Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.18%	3.89%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

Semi-Annual Report	September 30, 2020	9

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.2%

	Waterfall Commercial Mortgage Trust,
1,699,467	Series 2015-SBC5-A	4.10%	#^	09/20/2022	1,677,680

	Total Asset Backed Obligations (Cost $1,696,911)				1,677,680

COLLATERALIZED LOAN OBLIGATIONS 0.2%

	Babson Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.72%	^	10/21/2030	850,153

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.43%	^	07/16/2029	938,068

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	6.92%	^	07/20/2029	458,059

	Total Collateralized Loan Obligations (Cost $2,480,000)				2,246,280

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.5%

	20 Times Square Trust,
381,000	Series 2018-20TS-G	3.20%	#^	05/17/2035	340,918

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.68%	#^	06/07/2030	172,497

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.10%	^	03/16/2037	744,846

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.57%	#^	02/12/2048	183,152
155,000	Series 2016-GC36-D	2.85%	^	02/10/2049	104,547

	Commercial Mortgage Pass-Through Certificates,
227,000	Series 2012-CR4-D	4.74%	#^Þ	10/17/2045	24,175
194,000	Series 2014-CR19-C	4.87%	#	08/10/2047	199,694

	FREMF Mortgage Trust,
65,445	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.21%	^	07/25/2023	69,235

	JP Morgan Chase Commercial Mortgage Securities Trust,
91,666	Series 2006-LDP9-AMS	5.34%		05/15/2047	72,416
208,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	184,254
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.85%	^	07/05/2033	328,309
350,000	Series 2018-WPT-EFX	5.54%	^	07/08/2033	341,938
350,000	Series 2018-WPT-FFX	5.54%	^	07/08/2033	334,606

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.67%	#	10/15/2047	245,109
350,000	Series 2014-C19-C	4.00%		12/17/2047	350,358

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.75%	^	11/15/2034	542,635

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	3.34%	^	11/13/2034	346,146

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $5,011,480)				4,584,835

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 94.9%

	Alternative Loan Trust,
2,939,585	Series 2005-4-1A3	5.75%		04/25/2035	2,554,497
4,972,171	Series 2005-55CB-2A1	5.50%		11/25/2035	4,209,730
4,363,670	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.70%		01/25/2036	2,770,568
4,363,670	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.80%	I/O I/F	01/25/2036	803,622
7,586,241	Series 2005-80CB-4A1	6.00%		02/25/2036	5,077,966
6,127,756	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.33%		06/25/2047	5,151,212

	AMSR Trust,
1,750,000	Series 2020-SFR2-C	2.53%	^	07/17/2037	1,798,460
6,000,000	Series 2020-SFR4-E2	2.46%	^	11/17/2037	6,044,766
7,750,000	Series 2020-SFR4-F	2.86%	^	11/17/2037	7,808,071

	Angel Oak Mortgage Trust LLC,
8,609,315	Series 2019-4-A3	3.30%	#^	07/26/2049	8,720,808

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	#^	10/25/2048	7,872,192

	Asset Backed Securities CorporationHome Equity Loan Trust,
6,276,726	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 3.50% Floor)	5.40%		01/15/2033	6,342,873

	Banc of America Funding Corporation,
2,481,142	Series 2006-2-2A11	5.50%		03/25/2036	2,434,391
1,432,785	Series 2007-1-TA8	5.85%	ß	01/25/2037	1,478,470
4,435,845	Series 2014-R8-A2	0.39%	^±	06/26/2036	4,169,695

	Banc of America Mortgage Securities Trust,
2,080,799	Series 2006-3-1A10	6.00%		10/25/2036	2,091,751

	BCAP LLC Trust,
15,506,411	Series 2012-RR4-6A2	3.26%	#^	11/27/2035	9,696,813
7,465,074	Series 2013-RR2-6A2	3.79%	#^	06/26/2037	6,563,336

	Bear Stearns Adjustable Rate Mortgage Trust,
3,941,806	Series 2006-2-2A1	3.54%	#	07/25/2036	3,716,333

	Bear Stearns Asset Backed Securities Trust,
3,879,203	Series 2005-10-23A1	3.46%	#	01/25/2036	3,668,120
2,445,808	Series 2006-4-31A1	3.33%	#	07/25/2036	1,917,977
3,045,630	Series 2006-AC5-A1	6.25%	ß	12/25/2036	2,989,364
10,739,030	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		10/25/2036	13,069,347
1,464,594	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.38%		04/25/2036	2,026,895

	Carrington Mortgage Loan Trust,
9,878,481	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.29%		09/25/2036	9,379,609

	Chase Mortgage Finance Trust,
2,276,152	Series 2006-S2-1A9	6.25%		10/25/2036	1,694,810
4,453,521	Series 2006-S3-1A2	6.00%		11/25/2036	3,058,400
391,029	Series 2007-S3-1A12	6.00%		05/25/2037	275,831

	CHL Mortgage Pass-Through Trust,
2,692,943	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.50%	I/O I/F	09/25/2036	620,597
2,692,943	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	0.75%		09/25/2036	1,128,696
8,000,000	Series 2007-21-1A1	6.25%		02/25/2038	6,457,687
5,196,798	Series 2007-HYB1-2A1	3.16%	#	03/25/2037	4,768,204

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CIM Trust,
3,998,055	Series 2016-1RR-B2	6.34%	#^Þ	08/26/2055	3,792,793
3,000,000	Series 2016-2RR-B2	6.32%	#^Þ	02/29/2056	2,890,214
3,000,000	Series 2016-3RR-B2	6.30%	#^Þ	02/29/2056	2,852,816

	Citi Mortgage Alternative Loan Trust,
1,718,855	Series 2006-A1-1A6	6.00%		04/25/2036	1,755,250

	Citigroup Mortgage Loan Trust, Inc.,
1,215,781	Series 2005-9-21A2	5.50%		10/25/2035	1,249,360
613,969	Series 2007-AR8-1A1A	3.39%	#	07/25/2047	562,776
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.15%		07/25/2037	7,960,007
1,775,852	Series 2011-12-1A2	3.57%	#^	04/25/2036	1,417,634

	Citigroup Mortgage Loan Trust,
13,185,289	Series 2019-A-PT1	3.92%	^	10/25/2058	13,221,245
20,407,000	Series 2019-E-A1	3.23%	^§	11/25/2070	20,836,531
14,835,000	Series 2020-RP1-A1	1.50%	#^	08/25/2064	15,012,100
1,040,000	Series 2020-RP1-M1	2.00%	#^	08/25/2064	1,020,534
874,000	Series 2020-RP1-M2	2.50%	#^	08/25/2064	851,506
738,000	Series 2020-RP1-M3	2.75%	#^	08/25/2064	692,786
1,954,000	Series 2020-RP1-PT5	9.26%	^	08/25/2064	1,934,501

	CitiMortgage Alternative Loan Trust,
6,537,230	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.75%		05/25/2036	5,502,653
7,199,059	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.25%	I/O I/F	05/25/2036	1,073,311
10,680,548	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	0.65%		05/25/2037	7,785,814
10,680,548	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.45%	I/O I/F	05/25/2037	1,889,918
3,126,797	Series 2007-A6-1A4	6.00%		06/25/2037	3,155,814
2,130,866	Series 2007-A6-1A5	6.00%		06/25/2037	2,150,752
3,066,593	Series 2007-A8-A1	6.00%		10/25/2037	3,019,450

	Countrywide Alternative Loan Trust,
638,772	Series 2004-22CB-1A1	6.00%		10/25/2034	666,109
1,119,123	Series 2005-28CB-2A7	5.75%		08/25/2035	968,505
1,673,614	Series 2005-46CB-A20	5.50%		10/25/2035	1,591,785
3,508,240	Series 2005-65CB-1A11	6.00%		01/25/2036	3,325,042
261,436	Series 2005-73CB-1A3	6.25%		01/25/2036	270,728
1,486,789	Series 2006-14CB-A8	6.00%		06/25/2036	1,182,504
3,396,767	Series 2006-41CB-2A12	6.00%		01/25/2037	2,736,238
1,296,658	Series 2006-41CB-2A15	5.75%		01/25/2037	1,020,046
3,733,212	Series 2006-46-A6	6.00%		02/25/2047	2,775,215
2,192,085	Series 2006-7CB-2A1	6.50%		05/25/2036	1,513,346
1,214,225	Series 2006-8T1-1A4	6.00%		04/25/2036	877,798
1,488,642	Series 2006-J4-2A13	6.00%		07/25/2036	1,240,127
4,099,419	Series 2006-J4-2A8	6.00%		07/25/2036	3,415,060
1,108,401	Series 2006-J6-A5	6.00%		09/25/2036	788,671
1,023,990	Series 2007-13-A4	6.00%		06/25/2047	806,892
76,512	Series 2007-J2-2A1	6.00%		07/25/2037	77,424

	Countrywide Asset Backed Certificates,
22,879,068	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.29%		07/25/2035	20,842,144

	Countrywide Home Loans,
118,467	Series 2006-10-1A11	5.85%		05/25/2036	89,529
706,953	Series 2006-17-A6	6.00%		12/25/2036	484,460
1,654,419	Series 2006-19-1A7	6.00%		01/25/2037	1,305,078
2,258,056	Series 2006-9-A2	6.00%		05/25/2036	1,732,908
7,895,771	Series 2007-15-1A29	6.25%		09/25/2037	6,782,557
583,004	Series 2007-4-1A10	6.00%		05/25/2037	424,022
429,101	Series 2007-8-1A5	5.44%		01/25/2038	300,040

	Credit Suisse First Boston Mortgage Securities Corporation,
1,573,637	Series 2005-12-5A1	5.25%		01/25/2036	1,555,247
877,763	Series 2005-9-3A2	6.00%		10/25/2035	442,781

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
900,519	Series 2006-6-1A10	6.00%		07/25/2036	721,923
851,080	Series 2008-2R-1A1	6.00%	^	07/25/2037	719,669
3,695,600	Series 2009-9R-10A2	5.50%	^	12/27/2035	3,092,899
1,422,489	Series 2011-17R-1A2	5.75%	^	02/27/2037	1,450,190

	CSMC Mortgage-Backed Trust,
4,512,422	Series 2006-7-10A1	6.75%		08/25/2036	3,672,263

	CSMC Trust,
11,184,921	Series 2019-JR1-A1	4.10%	#^	09/27/2066	11,337,671
3,800,000	Series 2020-AFC1-M1	2.84%	#^	02/25/2050	3,757,024
18,233,326	Series 2020-RPL1-PT1	3.47%	^	01/29/2050	17,318,505

	CWALT, Inc.,
2,582,229	Series 2004-27CB-A6	5.50%		12/25/2034	2,591,060

	Deutsche Securities, Inc.,
1,742,059	Series 2009-RS2-1A2	3.12%	#^	09/26/2036	1,685,777
881,210	Series 2005-6-2A1	5.50%		12/25/2035	865,883
333,648	Series 2006-AB4-A1A	6.01%	#	10/25/2036	321,115

	First Horizon Alternative Mortgage Securities Trust,
855,429	Series 2005-FA8-1A3	5.50%		11/25/2035	657,732
2,266,917	Series 2007-FA3-A8	6.00%		06/25/2037	1,469,987
2,511,128	Series 2007-FA4-1A4	6.25%		08/25/2037	1,746,504

	First Horizon Mortgage Pass-Through Trust,
188,872	Series 2006-1-1A2	6.00%		05/25/2036	142,081
1,321,052	Series 2007-3-A4	6.00%		06/25/2037	866,418

	FirstKey Homes Trust,
3,000,000	Series 2020-SFR1-F1	3.64%	^	09/17/2025	3,108,761

	FMC GMSR Issuer Trust,
10,000,000	Series 2019-GT1-A	5.07%	#^	05/25/2026	10,124,856

	FWD,
2,150,000	Series 2019-INV1-M1	3.48%	#^	06/25/2049	2,102,523

	GreenPoint Mortgage Funding Trust,
6,168,048	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	2.42%		10/25/2045	5,118,854

	GSAMP Trust,
9,971,033	Series 2007-NC1-A1	0.28%	±	12/25/2046	6,523,262

	GSR Mortgage Loan Trust,
409,031	Series 2006-2F-3A4	6.00%		02/25/2036	295,931
2,144,080	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.40%	I/O I/F	10/25/2036	614,282
2,144,080	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.60%		10/25/2036	912,238
1,252,247	Series 2007-1F-3A14	5.75%		01/25/2037	1,094,160
2,778,761	Series 2007-2F-3A3	6.00%		03/25/2037	2,272,053

	HarborView Mortgage Loan Trust,
8,992,683	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	0.37%		02/19/2046	8,111,196
9,997,475	Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	0.38%		07/19/2047	10,277,325
5,415,131	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.15%		10/25/2037	4,854,373

	HMIR,
2,758,706	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.80%	^	05/25/2029	2,733,114

	Home Partners of America Trust,
3,925,158	Series 2019-2-C	3.02%	^	10/19/2039	4,106,956
4,176,745	Series 2019-2-D	3.12%	^	10/19/2039	4,365,434
7,862,109	Series 2019-2-E	3.32%	^	10/19/2039	8,116,103

	HSI Asset Loan Obligation Trust,
2,237,495	Series 2007-1-3A6	6.00%		06/25/2037	1,293,992

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Impac Secured Assets Trust,
414,933	Series 2006-5-1A1B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.35%		02/25/2037	411,824

	IndyMac Mortgage Loan Trust,
4,837,321	Series 2007-AR1-3A1	3.69%	#	06/25/2037	4,001,176

	JP Morgan Alternative Loan Trust,
4,816,740	Series 2006-S4-A4	5.96%	ß	12/25/2036	4,774,260
3,112,633	Series 2008-R2-A1	6.00%	^	11/25/2036	2,539,813

	JP Morgan Mortgage Trust,
443,432	Series 2005-S3-1A1	6.50%		01/25/2036	362,608
2,205,514	Series 2006-A5-3A2	3.25%	#	08/25/2036	1,973,741
2,449,721	Series 2007-S1-2A8	5.75%		03/25/2037	1,618,612

	Lavender Trust,
1,277,039	Series 2010-R11A-A4	6.25%	#^	10/28/2036	903,026

	Legacy Mortgage Asset Trust,
8,205,822	Series 2018-GS2-A1	4.00%	^§	04/25/2058	8,358,696
3,757,313	Series 2019-GS5-A1	3.20%	^§	05/25/2059	3,798,489
12,500,000	Series 2019-GS6-A2	4.45%	^§	06/25/2059	12,315,386
11,200,000	Series 2019-GS7-A2	4.50%	^§	11/25/2059	11,001,897
17,617,522	Series 2019-RPL3-PT1	4.30%	^	06/25/2058	17,568,686
15,050,698	Series 2019-SL3-A	3.47%	^§	11/25/2061	15,080,741

	Lehman Mortgage Trust,
1,883,295	Series 2007-1-2A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.35%	^	06/25/2037	1,502,137
7,345,288	Series 2007-1-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.38%	^	06/25/2037	5,880,411

	Lehman XS Trust,
2,579,835	Series 2006-17-1A4A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.32%		08/25/2046	2,376,306
26,431,469	Series 2007-14H-A3 (1 Month LIBOR USD + 0.55%, 0.55% Floor)	0.70%		07/25/2047	19,856,028

	LHOME Mortgage Trust 2019-RTL3,
5,800,000	Series 2019-RTL3-A1	3.87%	^	07/25/2024	5,860,767

	Long Beach Mortgage Loan Trust,
7,595,005	Series 2006-2-2A4	0.44%	±	03/25/2046	3,888,739

	MASTR Alternative Loans Trust,
1,251,697	Series 2004-10-5A5	5.75%	Δ	09/25/2034	1,301,262

	MASTR Asset Backed Securities Trust,
3,959,492	Series 2004-WMC1-M1 (1 Month LIBOR USD + 0.78%, 0.52% Floor)	0.93%		02/25/2034	3,940,490

	Merrill Lynch Alternative Note Asset Trust,
1,701,722	Series 2007-F1-2A6	6.00%		03/25/2037	1,074,314

	Merrill Lynch Mortgage Investors Trust,
1,255,742	Series 2006-AF1-AF3B	6.25%		08/25/2036	822,266

	Morgan Stanley Mortgage Loan Trust,
5,998,585	Series 2005-10-4A1	5.50%		12/25/2035	5,048,820
938,896	Series 2007-12-3A4	6.25%		08/25/2037	652,497

	Morgan Stanley Resecuritization Trust,
20,557,300	Series 2014-R7-B1	3.87%	#^	01/26/2051	21,012,048

	New Century Home Equity Loan Trust,
6,743,106	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.33%		05/25/2036	6,271,984

	New Residential Mortgage Loan Trust,
5,557,470	Series 2018-FNT1-B	3.91%	^	05/25/2023	5,523,531
2,300,000	Series 2019-NQM4-B1	3.74%	#^	09/25/2059	2,192,294
14,543,170	Series 2020-NPL1-A1	4.34%	^§	07/25/2060	14,586,023
15,544,958	Series 2020-NPL2-A1	3.23%	^§	08/25/2060	15,573,745

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nomura Asset Acceptance Corporation,
3,622,834	Series 2006-AP1-A2	5.52%	#	01/25/2036	1,615,389
1,166,935	Series 2007-1-1A1A	6.00%	ß	03/25/2047	1,183,215

	NRZ Excess Spread-Collateralized Notes,
3,084,940	Series 2018-PLS1-D	4.37%	^	01/25/2023	3,045,113

	Oaktown Ltd.,
12,000,000	Series 2018-1A-M2 (1 Month LIBOR USD + 2.85%)	3.00%	^	07/25/2028	11,479,529

	Opteum Mortgage Acceptance Corporation Trust,
8,657,131	Series 2006-2-A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		07/25/2036	4,478,832

	PMT Credit Risk Transfer Trust 2019-2R,
15,274,001	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.90%	^	05/30/2023	14,455,934

	PMT Credit Risk Transfer Trust,
10,755,651	Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.85%	^	10/27/2022	10,400,950

	PNMAC GMSR Trust,
11,000,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.50%	^	04/25/2023	10,610,057

	Popular ABS Mortgage Pass-Through Trust,
5,250,417	Series 2005-6-A4	3.58%	ß	01/25/2036	5,288,725

	PR Mortgage Loan Trust,
548,290	Series 2014-1-APT	5.91%	#^	10/25/2049	542,997

	Pretium Mortgage Credit Partners LLC,
10,012,604	Series 2019-CFL1-A1	3.72%	^§	01/29/2059	10,092,669
7,523,554	Series 2019-NPL2-A1	3.84%	^§	12/30/2058	7,551,593
13,049,165	Series 2020-CFL1-A2	4.21%	^§	02/27/2060	12,866,333
6,075,223	Series 2020-NPL1-A1	2.86%	^§	05/29/2059	6,059,040
22,600,000	Series 2020-NPL1-A2	3.97%	^§	05/29/2059	21,803,874

	PRPM LLC,
9,071,439	Series 2020-1A-A1	2.98%	^§	02/25/2025	9,054,060
8,000,000	Series 2020-1A-A2	3.97%	^§	02/25/2025	7,749,164

	RALI Trust,
3,652,235	Series 2006-QS3-1A14	6.00%		03/25/2036	3,683,735

	RBSGC Mortgage Loan Trust,
830,283	Series 2007-A-2A4	6.25%		01/25/2037	821,186

	Residential Accredit Loans, Inc.,
2,263,579	Series 2005-QS12-A3	5.50%		08/25/2035	2,252,444
1,583,407	Series 2005-QS13-1A6	5.50%		09/25/2035	1,513,122
523,313	Series 2006-QS12-1A1	6.50%		09/25/2036	377,219
2,863,003	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	0.35%		09/25/2036	2,200,674
2,863,003	Series 2006-QS12-2A13	7.11%	± I/O I/F	09/25/2036	687,794
3,397,115	Series 2006-QS18-1A4	6.25%		12/25/2036	3,337,799
1,190,936	Series 2006-QS7-A2	6.00%		06/25/2036	1,133,749
940,977	Series 2007-QS11-A1	7.00%		10/25/2037	886,097
7,550,123	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.30%	I/F I/O	01/25/2037	1,498,343
7,550,123	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.70%		01/25/2037	5,391,513
585,105	Series 2007-QS5-A1	5.50%		03/25/2037	555,020

	Residential Asset Securities Corporation,
1,138,957	Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	0.40%		11/25/2036	1,132,699

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Securitization Trust,
4,515,263	Series 2006-A12-A1	6.25%		11/25/2036	2,716,936
1,374,626	Series 2006-A8-1A1	6.00%		08/25/2036	1,181,419

	Residential Funding Mortgage Securities Trust,
645,874	Series 2006-SA2-3A1	4.93%	#	08/25/2036	598,095

	Securitized Asset Backed Receivables LLC Trust,
13,976,975	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.42%		03/25/2036	13,148,973

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.61%		12/25/2035	7,202,594
4,379,816	Series 2006-3-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.31%		11/25/2036	4,352,480

	Stanwich Mortgage Loan Company,
5,580,465	Series 2019-RPL1-A	3.72%	^§	02/15/2049	5,671,445

	Starwood Mortgage Residential Trust,
6,749,168	Series 2020-3-A1	1.49%	#^	04/25/2065	6,783,879

	Structured Adjustable Rate Mortgage Loan Trust,
3,755,633	Series 2005-17-5A1	2.97%	#	08/25/2035	2,921,745
2,810,914	Series 2005-22-4A1	3.92%	#	12/25/2035	2,686,870
1,495,595	Series 2008-1-A2	3.20%	#	10/25/2037	1,325,105

	Structured Asset Mortgage Investments Trust,
4,407,854	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.33%		07/25/2036	3,747,559
4,634,276	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	0.34%		07/25/2036	3,519,706
9,176,859	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	0.36%		08/25/2036	8,741,120
3,881,902	Series 2006-AR8-A2 (1 Month LIBOR USD + 0.21%, 0.21% Floor, 11.50% Cap)	0.36%		10/25/2036	3,966,256
8,700,383	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	0.34%		09/25/2047	8,126,644

	Structured Asset Securities Corporation,
18,147,350	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.34%	^	03/25/2037	14,363,216

	Thornburg Mortgage Securities Trust,
322,899	Series 2007-4-2A1	2.30%	#	09/25/2037	326,399

	Toorak Mortgage Corporation Ltd.,
1,800,000	Series 2019-2-A2	4.21%	§	09/25/2022	1,634,881

	TVC Mortgage Trust,
4,300,000	Series 2020-RTL1-A2	3.97%	^§	09/25/2024	4,064,978

	Velocity Commercial Capital Loan Trust,
2,321,415	Series 2019-1-M6	6.79%	#^	03/25/2049	1,944,136
647,795	Series 2019-2-M5	4.93%	#^	07/25/2049	547,692
4,341,497	Series 2019-2-M6	6.30%	#^	07/25/2049	3,546,718
2,088,118	Series 2020-1-M6	5.69%	#^	02/25/2050	1,541,352

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Verus Securitization Trust,
3,600,000	Series 2017-1A-A1	3.60%	^	08/25/2050	3,627,619
1,798,125	Series 2018-INV1-A2	3.85%	#^	03/25/2058	1,809,496
2,809,570	Series 2018-INV1-A3	4.05%	#^	03/25/2058	2,827,218
2,200,000	Series 2020-1-B1	3.62%	#^	01/25/2060	1,924,507
14,459,251	Series 2020-4-A1	1.50%	^§	05/25/2065	14,548,273

	VOLT LLC,
7,639,208	Series 2019-NPL9-A1A	3.33%	^§	11/25/2049	7,671,558
10,595,369	Series 2020-NPL3-A1A	2.98%	^§	02/25/2050	10,613,792
5,000,000	Series 2020-NPL4-A2	4.09%	^§	03/25/2050	4,783,153

	Washington Mutual Mortgage Pass-Through Certificates,
1,457,810	Series 2005-10-2A8	6.00%		11/25/2035	1,429,141
3,533,207	Series 2006-5-2CB6	6.00%		07/25/2036	3,101,646
9,671,568	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.98%		09/25/2046	8,727,758
2,559,013	Series 2007-2-1A6	6.00%		02/25/2037	2,304,805
181,974	Series 2007-4-1A1	5.50%		06/25/2037	187,783

	Wells Fargo Alternative Loan Trust,
755,150	Series 2007-PA3-1A4	5.75%		07/25/2037	721,685

	Wells Fargo Mortgage Backed Securities Trust,
884,750	Series 2006-AR4-2A1	4.02%	#	04/25/2036	852,327
5,149,220	Series 2007-7-A1	6.00%		06/25/2037	5,197,415

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,016,274,117)				967,455,085

SHORT TERM INVESTMENTS 5.8%
19,877,487	First American Government Obligations Fund - Class U	0.07%	♦		19,877,487
19,877,488	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.07%	♦		19,877,488
19,877,487	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.02%	♦		19,877,487

	Total Short Term Investments (Cost $59,632,462)				59,632,462

	Total Investments 101.6% (Cost $1,085,094,970)				1,035,596,342
	Liabilities in Excess of Other Assets (1.6)%				(15,995,898)

	NET ASSETS 100.0%				$1,019,600,444

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	94.9%
Short Term Investments	5.8%
Non-Agency Commercial Mortgage Backed Obligations	0.5%
Collateralized Loan Obligations	0.2%
Asset Backed Obligations	0.2%
Other Assets and Liabilities	(1.6)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	13

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	(Unaudited) September 30, 2020

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2020.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2020.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2020.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of September 30, 2020

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2020.

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) September 30, 2020

ASSETS
Investments in Securities, at Value*	$975,963,880
Short Term Investments, at Value*	59,632,462
Interest and Dividends Receivable	2,007,533
Prepaid Expenses and Other Assets	4,839
Total Assets	1,037,608,714

LIABILITIES
Payable for Investments Purchased	14,205,500
Distribution Payable	3,580,835
Administration, Fund Accounting and Custodian Fees Payable	86,387
Professional Fees Payable	49,033
Transfer Agent Expenses Payable	48,390
Accrued Expenses	18,872
Trustees Fees Payable (See Note 7)	12,894
Shareholder Reporting Expenses Payable	6,359
Total Liabilities	18,008,270
Net Assets	$1,019,600,444

NET ASSETS CONSIST OF:
Paid-in Capital	$1,131,181,449
Undistributed (Accumulated) Net Investment Income (Loss)	(3,002,717)
Accumulated Net Realized Gain (Loss) on Investments	(59,079,660)
Net Unrealized Appreciation (Depreciation) on Investments	(49,498,628)
Total Distributable Earnings (Loss) (See Note 5)	(111,581,005)
Net Assets	$1,019,600,444

*Identified Cost:
Investments in Securities	$1,025,462,508
Short Term Investments	59,632,462

Class I (unlimited shares authorized):
Shares Outstanding	121,335,760
Net Asset Value, Offering and Redemption Price per Share	$8.40

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	15

Statement of Operations	(Unaudited) For the Period Ended September 30, 2020

INVESTMENT INCOME
Income:
Interest	$19,147,800
Total Investment Income	19,147,800

Expenses:
Investment Advisory Fees	2,707,227
Administration, Fund Accounting and Custodian Fees	85,597
Professional Fees	65,421
Transfer Agent Expenses	44,792
Insurance Expenses	8,030
Shareholder Reporting Expenses	5,666
Miscellaneous Expenses	5,255
Trustees Fees	5,125
Registration Fees	1,788
Total Expenses	2,928,901
Less: Investment Advisory Fees (Waived)	(2,707,227)
Net Expenses	221,674

Net Investment Income (Loss)	18,926,126

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	708,757
Net Change in Unrealized Appreciation (Depreciation) on Investments	88,275,867
Net Realized and Unrealized Gain (Loss) on Investments	88,984,624

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,910,750

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$18,926,126	$47,741,827
Net Realized Gain (Loss) on Investments	708,757	(10,308,964)
Net Change in Unrealized Appreciation (Depreciation) on Investments	88,275,867	(115,298,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,910,750	(77,865,775)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(21,955,717)	(56,100,700)

Total Distributions to Shareholders	(21,955,717)	(56,100,700)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(44,770,117)	295,007,856

Total Increase (Decrease) in Net Assets	$41,184,916	$161,041,381

NET ASSETS
Beginning of Period	$978,415,528	$817,374,147
End of Period	$1,019,600,444	$978,415,528

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2020	17

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]
9/30/2020	[4]	$7.70	0.16	0.72	0.88	(0.18)	—	(0.18)	$8.40		11.56%	$1,019,600	0.60%	0.05%	0.05%	3.85%
3/31/2020		$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70		(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%
3/31/2019		$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77		3.85%	$817,374	0.61%	0.06%	0.06%	5.26%
3/31/2018		$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05		7.81%	$732,651	0.60%	0.05%	0.08%	6.04%
3/31/2017		$9.26	0.65	0.12	0.77	(0.89)	—	(0.89)	$9.14		8.69%	$476,739	0.62%	0.07%	0.07%	6.99%
3/31/2016		$10.02	0.61	(0.45)	0.16	(0.92)	—	(0.92)	$9.26		1.56%	$266,110	0.64%	0.09%	0.09%	6.28%

											For the Year or Period Ended
											9/30/2020[4]	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[2]										19%	34%	25%	23%	20%	16%

[1] Calculated based on average shares outstanding during the period.
[2] Not annualized for periods less than one year.
[3] Annualized for periods less than one year.
[4] Unaudited

18	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2020

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Semi-Annual Report	September 30, 2020	19

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2020:

Category

Investments in Securities

Level 1

Money Market Funds	$59,632,462

Total Level 1	59,632,462

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	$957,919,262

Non-Agency Commercial Mortgage Backed Obligations	4,560,660

Collateralized Loan Obligations	2,246,280

Asset Backed Obligations	1,677,680

Total Level 2	966,403,882

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	9,535,823

Non-Agency Commercial Mortgage Backed Obligations	24,175

Total Level 3	9,559,998

Total	$1,035,596,342

See the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2020	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2020[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$10,708,624	$3,567	$302,473	$80,839	$—	$(109,490)	$—	$(1,450,190)	$9,535,823	$262,570
Non-Agency Commercial Mortgage Backed Obligations	84,932	—	(60,757)	—	—	—	—	—	24,175	(60,757)
Total	$10,793,556	$3,567	$241,716	$80,839	$—	$(109,490)	$—	$(1,450,190)	$9,559,998	$201,813

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2020 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

20	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2020

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2020	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$9,535,823	Market Comparables		Market Quotes	$94.87 - $96.34 ($95.38)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$24,175	Market Comparables		Yields	10.00% (10.00%)	Increase in the yields would have resulted in the decrease in the fair value of the security

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2017-2019 (Federal) and 2016-2019 (CA) for the Fund, are those that are open for exam by taxing authorities. As of September 30, 2020, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2020. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Semi-Annual Report	September 30, 2020	21

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended September 30, 2020, the Adviser fully waived the total investment advisory fee of $2,707,227.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2021. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of September 30, 2020, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For the period ended September 30, 2020, purchases and sales of investments, excluding short term investments, were $177,720,563 and $191,800,047, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

22	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2020

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Period Ended September 30, 2020	Year Ended March 31, 2020

Distributions Paid From:

Ordinary Income	$21,955,717	$56,100,700

Total Distributions Paid	$21,955,717	$56,100,700

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2020, was as follows:

Tax Cost of Investments	$1,113,207,738

Gross Tax Unrealized Appreciation	5,553,370

Gross Tax Unrealized Depreciation	(143,327,865)

Net Tax Unrealized Appreciation (Depreciation)	$(137,774,495)

As of March 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(137,774,495)

Undistributed Ordinary Income	4,770,289

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	4,770,289

Other Accumulated Gains (Losses)	(64,531,832)

Total Accumulated Earnings (Losses)	$(197,536,038)

As of March 31, 2020, the Fund had $59,788,417 available for a capital loss carryforward.

As of March 31, 2020, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2020, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	$8,111,084	$(8,111,084)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Semi-Annual Report	September 30, 2020	23

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2020		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Shares Sold	12,074,543	$98,400,000	46,234,191	$402,566,705

Shares Redeemed	(17,730,041)	(143,170,117)	(12,438,978)	(107,558,849)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(5,655,498)	$(44,770,117)	33,795,213	$295,007,856

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $5,125 from the Fund during the period ended September 30, 2020. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $5,125 which includes $5,072 in current fees (either paid in cash or deferred) and an increase of $53 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50%.

For the period ended September 30, 2020, the Fund did not draw on its available credit facility.

9.  Significant Shareholder Holdings

As of September 30, 2020, the Fund had 17 shareholders of record; four of the Fund’s shareholders, two of which were under common control with each other, collectively owned 44% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

asset allocation risk:  the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

24	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2020

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR by the end of 2021. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Semi-Annual Report	September 30, 2020	25

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

focused investment risk:  the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

fund level tax risk:  the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s value of the portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors such as those experienced recently in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. During those periods, the

26	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2020

Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational risk:  an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

reliance on the adviser:  the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or

Semi-Annual Report	September 30, 2020	27

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2020

unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk:  the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

28	DoubleLine Selective Credit Fund

Shareholder Expenses	(Unaudited) September 30, 2020

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/2020 through 9/30/2020. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/20	Expenses Paid During Period*[1]	Ending Account Value 9/30/20	Expenses Paid During Period*[1]

DoubleLine Selective Credit Fund	Class I	0.05%	$1,000	$1,116	$0.27	$1,025	$0.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2020	29

Federal Tax Information	(Unaudited) September 30, 2020

For the fiscal year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2020, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2020, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2020, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) September 30, 2020

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2020	31

Privacy Policy	(Unaudited) September 30, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

32	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2020

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Semi-Annual Report	September 30, 2020	33

Privacy Policy (Cont.)	(Unaudited) September 30, 2020

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

34	DoubleLine Selective Credit Fund

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank National Association

1555 North Rivercenter Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this

1

report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	December 3, 2020

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	December 3, 2020

3